A NO LOAD MUTUAL FUND FAMILY ADVISED BY FIRST HAWAIIAN BANK
                                     BISHOP
                                     ------
                                     STREET
                                     ------
                                      FUNDS

                                  ANNUAL REPORT
                                DECEMBER 31, 1997





                                   EQUITY FUND
                             HIGH GRADE INCOME FUND
                           HAWAII MUNICIPAL BOND FUND
                                MONEY MARKET FUND
                           TREASURY MONEY MARKET FUND

                                  BISHOP STREET
                                TABLE OF CONTENTS
                                      FUNDS

      Letter to Shareholders ...............................................  2

      Equity Fund
            Investment Adviser's Report & Management Discussion ............  4
            Statement of Net Assets ........................................  7

      High Grade Income Fund
            Investment Adviser's Report & Management Discussion ............ 12
            Statement of Net Assets ........................................ 15

      Hawaii Municipal Bond Fund
            Investment Adviser's Report & Management Discussion ............ 18
            Statement of Net Assets ........................................ 21

      Money Market Fund & Treasury Money Market Fund
            Investment Adviser's Report & Management Discussion ............ 26
            Statements of Net Assets ....................................... 28

      Statements of Operations ............................................. 34
      Statements of Changes in Net Assets .................................. 35
      Financial Highlights ................................................. 38
      Notes to Financial Statements ........................................ 40
      Report of Independent Accountants .................................... 45
      Notice to Shareholders ............................................... 46

                                  BISHOP STREET
                              LETTER TO SHAREHOLDERS
                                      FUNDS
                                 [PHOTO OMITTED]
DEAR FELLOW SHAREHOLDER:

We are pleased to present the Bishop Street Funds' Annual Report for 1997. During the year, the Bishop Street Funds continued to grow in terms of assets under management. Also, we introduced two new no-load funds to the Bishop Street family in January: the Equity Fund and the High Grade Income Fund to offer investors money management options that are designed to provide quality investments to help achieve one's long-term objectives.

Overall, the financial markets performed well in 1997. The U.S. stock market posted another year of excellent performance, benefiting those invested in the Bishop Street Equity Fund. The news from Asia caused a great deal of volatility in October, causing investors throughout the world to seek comfort in U.S. stocks and the safety and security of U.S. Treasury Bonds. The Hawaii municipal market continued to offer competitive tax-free yields, particularly when compared to taxable investments of similar quality. Falling interest rates boosted returns for fixed income investors in the second half of the year and benefited investors in the High Grade Income Fund.

We believe that the fall out from Asia will continue to have a mixed effect on the U.S. stock and bond markets in 1998. Inflation will likely remain very subdued, a good environment for fixed income investors. In addition, for the first time in 30 years, the President has submitted a balanced federal budget to Congress, which will exert downward pressure on interest rates. That's another good sign for the bond market.

The stock market faces some significant challenges in 1998. First, stocks have risen by more than 20% per year for the past three years, a record performance. It would be unlikely to see a fourth year of such strong returns. Second, corporate profits are likely to come under pressure, since many companies are experiencing slowing sales to the Far East. As a result, we would anticipate stock market returns more in line with historical averages, perhaps 10-12%, in 1998.

                                              ANNUAL REPORT -- DECEMBER 31, 1997

Regardless of the environment, you can be assured that we at Bishop Street Funds will remain dedicated to providing you with prudent investment management and high-quality service.

This report contains important information for the year ending December 31, 1997. It includes the Investment Adviser's Report, Management's Discussion & Analysis of Fund Performance, the Statement of Net Assets and other financial information for each Fund. If you have any questions about this report or the Bishop Street Funds, please call your Investment Specialist or Bishop Street Investor Services at 1-800-262-9565.

Thank you for choosing the Bishop Street Funds.

Sincerely,

[sig omitted]

Robert A. Alm
Senior Vice President and Manager
Financial Management Group
First Hawaiian Bank, Investment Advisor

                                  BISHOP STREET
               INVESTMENT ADVISER'S REPORT & MANAGEMENT DISCUSSION
                                      FUNDS
Equity Fund

Investment Adviser's Report:

For the third year in a row, the U.S. stock market posted a 20 percent or greater return. Such a strong three-year performance has never happened before. Indeed, it has been rare for stocks to rise 20 percent two years in a row.

Although the stock market was very volatile, it was also very resilient in 1997. On October 27th, the Dow Jones Industrial Average dropped 554 points, its biggest one-day point drop in history. But by the next day, investors came looking for bargains, and more than half of the prior day's losses were recouped.

The market volatility was caused by the sudden downturn in the currencies, economies and stock markets in Southeast Asia. By year end, Thailand's stock market was down 55%, Malaysia's was down 52%, South Korea was down 42% and Indonesia was down 37% in local currency terms.+

The U.S. stock and bond markets became a safe haven for global investors. The surging demand for U.S. Treasury bonds boosted bond prices and lowered yields. In addition, slowing economic growth in Asia lowered inflation expectations. As a result, investors in the U.S. continued to enjoy an environment of very low inflation and interest rates.

However, the large multinational companies that have led the stock market to new heights are now vulnerable to corporate profit disappointments. To the extent that they depend on sales in the Far East, companies will likely report lower earnings growth in 1998. As a result, it is very unlikely that stocks will once again produce the kind of price appreciation that we have seen in the past three years. We expect 1998 to be a year in which the stock market's performance is more in line with historical norms, in which returns have averaged 10-12%.

Management Discussion & Analysis of Fund Performance:

The Equity Fund, launched January 31, 1997, primarily seeks to produce long-term growth of capital. Its secondary goal is current income from dividends.

+ SOURCE: Wall Street Journal, January 2, 1998, page R1.

                                              ANNUAL REPORT -- DECEMBER 31, 1997

The Fund seeks to achieve long-term capital appreciation by concentrating on large capitalization growth companies. Many of these corporations operate globally and are leaders in their markets. The companies also tend to have earnings that are growing at an increasing rate.

The Fund invests in a broadly diversified portfolio of 70 to 100 stocks, representing virtually every industry sector of the S&P 500 Index. This diversified strategy reduces the portfolio's risk. In addition, the Fund tends to have relatively low turnover in the portfolio because we take a long-term view of investing. Low turnover also tends to reduce expenses and tax consequences.

During the 11 months ended December 31, 1997, the Fund produced a total return of 20.31%. In comparison, the average domestic growth fund as measured by Lipper Analytical Services, Inc. was up 19.09%. The unmanaged S&P 500 Index rose 25.51% during the same time period.

The Fund's performance was positively impacted by an overweighting in pharmaceutical and financial stocks. Pharmaceutical companies offer consistent earnings in an investment climate in which overall corporate earnings growth is uncertain. Financial services companies, such as banks and insurance companies, continue to do well in an environment of lower interest rates and increased merger activity.

However, the Fund's overweighting in technology was a negative in 1997. Investors perceive that technology companies will suffer earnings shortfalls due to the Asian economic crisis. The same forecast of weaker demand hurt energy stocks, another area of emphasis in the portfolio. We believe that the correction in energy stocks is overstated, and we would anticipate a nice rally in the energy sector in early 1998.

Our strategy for 1998 is to reduce our weighting in technology to equal the proportion of technology stocks in the S&P 500 Index. We believe that the Asian crisis will continue to hurt technology stocks as demand slows for their products. However, longer term, we're still very optimistic on technology.

In addition, we are in the process of scaling back other major multinational beverage and consumer products companies which have heavy exposure to Asia. As investors gravitate towards these stocks because they have demonstrated steady earnings in the past, we may take some profits and reduce our holdings there.

BISHOP STREET FUNDS

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                  BISHOP STREET EQUITY FUND VERSUS THE S&P 500
             COMPOSITE INDEX AND THE LIPPER DOMESTIC EQUITY AVERAGE

                              [LINE GRAPH OMITTED]

PLOT POINTS ARE AS FOLLOWS:

Bishop Street                S&P 500                   Lipper Domestic
Equity Fund                  Composite Index           Equity Average

$10,000                      $10,000                   $10,000
 10,020                       10,078                     9,854
  9,593                        9,665                     9,420
 10,139                       10,241                     9,628
 10,655                       10,863                    10,402
 11,105                       11,350                    10,825
 12,030                       12,252                    11,617
 11,294                       11,566                    11,410
 11,845                       12,200                    12,103
 11,466                       11,793                    11,632
 11,904                       12,339                    11,760
 12,031                       12,551                    11,909

    EQUITY FUND
                                ANNUALIZED   CUMULATIVE
       ONE MONTH    3 MONTH     INCEPTION    INCEPTION
        RETURN      RETURN      TO DATE*     TO DATE*
    -----------------------------------------------------
        1.07%       1.58%       23.66%       21.52%
    -----------------------------------------------------


                                 TOP TEN HOLDINGS
                                                                 Percentage of
                                                                  Investments
--------------------------------------------------------------------------------
   1. General Electric Company                                      3.8%
   2. Microsoft Corporation                                         2.6%
   3. Cisco Systems Incorporated                                    2.0%
   4. Intel Corporation                                             1.9%
   5. Exxon Corporation                                             1.9%
   6. Citicorp                                                      1.7%
   7. Boeing Company                                                1.7%
   8. Royal Dutch Petroleum Company                                 1.6%
   9. Merck & Company Incorporated                                  1.6%
  10. International Business Machines Incorporated                  1.5%
--------------------------------------------------------------------------------

                                              ANNUAL REPORT -- DECEMBER 31, 1997

EQUITY FUND -- STATEMENT OF NET ASSETS

                                                                  Market
                                                                   Value
      Shares                                                       (000)
      -------                                                     -------

                              COMMON STOCK -- 96.4%
AEROSPACE/DEFENSE -- 1.0%
      7,000    Lockheed Martin Corp.                              $  689
        299    Raytheon Company, Cl A*                                15
                                                                  ------
                                                                     704
                                                                  ------
AIR TRANSPORTATION -- 0.5%
      5,400    Federal Express Corp.*                                330
                                                                  ------

AIRCRAFT -- 3.5%
      9,600    Allied Signal, Inc.                                   374
     23,800    Boeing Co.                                          1,165
     12,900    United Technologies Corp.                             939
                                                                  ------
                                                                   2,478
                                                                  ------
APPAREL/TEXTILES -- 0.4%
      7,200    Liz Claiborne Inc.                                    301
                                                                  ------

AUTOMOTIVE -- 0.4%
      4,700    General Motors Corp.                                  285
                                                                  ------

BANKS -- 9.1%
      6,700    Bankers Trust New York Corp.                          753
      9,300    Chase Manhattan Corp.                               1,018
      9,500    Citicorp                                            1,201
     10,000    First Chicago NBD Corp.                               835
     13,200    First Union Corp.                                     677
     16,400    NationsBank Corp.                                     997
     22,600    Norwest Corp.                                         873
                                                                  ------
                                                                   6,354
                                                                  ------
BEAUTY PRODUCTS -- 2.3%
      7,600    Gillette Co.                                          763
     10,600    Procter & Gamble Co.                                  846
                                                                  ------
                                                                   1,609
                                                                  ------
CHEMICALS -- 0.7%
      5,500    Air Products & Chemicals, Inc.                        452
                                                                  ------
COMMUNICATIONS EQUIPMENT -- 3.3%
     10,300    Harris Corp.                                          473
     10,300    Lucent Technologies Inc.                              823
     10,000    Motorola, Inc.                                        571
      5,300    Northern Telecom                                      472
                                                                  ------
                                                                   2,339
                                                                  ------

BISHOP STREET FUNDS
EQUITY FUND -- STATEMENT OF NET ASSETS
(CONTINUED)

                                                                  Market
                                                                   Value
     Shares                                                        (000)
     -------                                                     -------


                     COMMON STOCK -- CONTINUED

COMPUTERS & SOFTWARE SERVICES -- 8.7%
     24,600    Cisco Systems, Inc.*                              $ 1,371
     12,900    First Data Corp.                                      377
     10,700    Hewlett Packard Co.                                   669
     10,200    International Business Machine Corp.                1,067
     14,300    Microsoft Corp.*                                    1,848
     12,300    Oracle Corp.*                                         274
     13,600    Sun Microsystems, Inc.*                               542
                                                                  ------
                                                                   6,148
                                                                  ------
DRUGS -- 9.7%
      4,400    American Home Products Corp.                          337
     10,600    Bristol-Myers Squibb Co.                            1,003
     14,200    Eli Lilly & Co.                                       989
     11,600    Johnson & Johnson                                     764
     10,600    Merck & Co., Inc.                                   1,126
     11,400    Pfizer Inc.                                           850
     15,000    Schering Plough Corp.                                 932
      6,200    Warner Lambert Co.                                    769
                                                                  ------
                                                                   6,770
                                                                  ------
ELECTRICAL UTILITIES -- 1.8%
     19,000    AES Corp.*                                            886
      5,900    FPL Group, Inc.                                       349
                                                                  ------
                                                                   1,235
                                                                  ------
ENTERTAINMENT -- 0.9%
      6,100    Walt Disney Co.                                       604
                                                                  ------
FINANCIAL SERVICES -- 3.8%
      6,300    American Express Co.                                  562
     16,500    Fannie Mae                                            942
      9,800    Freddie Mac                                           411
      9,800    Merrill Lynch & Co., Inc.                             715
                                                                  ------
                                                                   2,630
                                                                  ------
FOOD, BEVERAGE & TOBACCO -- 5.3%
     13,800    Campbell Soup, Co.                                    802
     14,600    Coca Cola, Co.                                        973
     18,800    Pepsico, Inc.                                         685
     17,400    Philip Morris Companies Inc.                          788
      7,700    Sara Lee Corp.                                        434
                                                                  ------
                                                                   3,682
                                                                  ------

                                              ANNUAL REPORT -- DECEMBER 31, 1997
                                                                  Market
                                                                   Value
      Shares                                                       (000)
      -------                                                    -------


                     COMMON STOCK -- CONTINUEDH1

GAS/NATURAL GAS -- 1.1%
     27,200    Williams Companies Inc.                            $  772
                                                                  ------
INSURANCE -- 5.2%
      6,300    Aetna Inc.                                            445
      7,350    American International Group, Inc.                    799
      5,200    Chubb Corp.                                           393
      1,600    Cigna Corp.                                           277
      1,600    General Re Corp.                                      339
      4,100    Hartford Financial Services Group Inc.                384
     18,000    Travelers Group Inc.                                  970
                                                                  ------
                                                                   3,607
                                                                  ------
MACHINERY -- 5.4%
     17,450    Baker Hughes, Inc.                                    761
      7,100    Deere & Co.                                           414
     35,800    General Electric, Co.                               2,627
                                                                  ------
                                                                   3,802
                                                                  ------
MEDICAL PRODUCTS & SERVICES -- 1.9%
     12,300    Baxter International Inc.                             620
     11,500    Guidant Corp.                                         716
                                                                  ------
                                                                   1,336
                                                                  ------
OFFICE FURNITURE & FIXTURES -- 1.0%
     14,000    Johnson Controls, Inc.                                669
                                                                  ------

PAPER & PAPER PRODUCTS -- 0.4%
      6,200    Kimberly-Clark Corp.                                  306
                                                                  ------

PETROLEUM & FUEL PRODUCTS -- 4.2%
     14,800    Burlington Resources, Inc.                            663
     15,900    EVI, Inc.*                                            823
     19,450    Noble Drilling Corp.*                                 596
     10,800    Schlumberger Ltd.                                     869
                                                                  ------
                                                                   2,951
                                                                  ------

BISHOP STREET FUNDS
EQUITY FUND -- STATEMENT OF NET ASSETS
(CONTINUED)

                                                                   Market
                                                                    Value
      Shares                                                        (000)
      -------                                                      -------


                     COMMON STOCK -- CONCLUDED

PETROLEUM REFINING -- 8.6%
      7,300    Amoco Corp.                                        $  621
      7,800    British Petroleum, ADR                                622
      9,200    Chevron Corp.                                         708
     21,900    Exxon Corp.                                         1,340
      8,800    Mobil Corp.                                           635
     20,800    Royal Dutch Petroleum Co. New York Registry         1,127
     17,400    Texaco, Inc.                                          946
                                                                  ------
                                                                   5,999
                                                                  ------
PRINTING & PUBLISHING -- 1.3%
     15,000    Gannett Company, Inc.                                 927
                                                                  ------
RAILROADS -- 0.4%
      8,000    Illinois Central Corp.                                273
                                                                  ------
RETAIL -- 5.7%
      8,700    Albertson's Inc.                                      412
     21,500    Costco Companies Inc.*                                959
      5,700    CVS Corp.                                             365
     13,900    Dayton-Hudson Corp.                                   938
     15,600    Home Depot, Inc.                                      918
      9,200    McDonald's Corp.                                      439
                                                                  ------
                                                                   4,031
                                                                  ------
SEMI-CONDUCTORS/INSTRUMENTS -- 1.9%
     19,400    Intel Corp.                                         1,363
                                                                  ------
TELEPHONES & TELECOMMUNICATION -- 7.3%
     21,700    AirTouch Communications Inc.*                         902
     15,600    AT&T Corp.                                            956
      8,641    Bell Atlantic Corp.                                   786
     12,000    BellSouth Corp.                                       676
     13,100    GTE Corp.                                             684
      5,800    SBC Communications, Inc.                              425
     22,200    WorldCom Inc.*                                        672
                                                                  ------
                                                                   5,101
                                                                  ------
WHOLESALE -- 0.6%
      6,400    Unilever NV, ADR                                      400
                                                                  ------
               TOTAL COMMON STOCK (Cost $55,516)                  67,458
                                                                  ------

                                              ANNUAL REPORT -- DECEMBER 31, 1997


                                                                  Market
      Shares                                                       Value
       (000)                                                       (000)
      -------                                                     -------


                  CASH EQUIVALENTS -- 3.6%

      1,471    SEI Daily Income Trust Money Market Portfolio     $ 1,471
      1,025    SEI Daily Income Trust Prime Obligation Portfolio   1,025
                                                                 -------

               TOTAL CASH EQUIVALENTS (Cost $2,496)                2,496
                                                                 -------
TOTAL INVESTMENTS (COST $58,012) -- 100.0%                        69,954
                                                                 -------
OTHER ASSETS AND LIABILITIES, NET -- 0.0%                             13
                                                                 -------
                            NET ASSETS:
Fund shares (unlimited authorization -- no par
   value) based on 5,801,050 outstanding shares
   of beneficial interest                                         58,209
Accumulated net realized loss on investments                        (184)
Net unrealized appreciation of investments                        11,942
                                                                 -------
TOTAL NET ASSETS -- 100.0%                                       $69,967
                                                                 =======

NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                                $12.06
                                                                 -------

* NON-INCOME PRODUCING SECURITY
ADR --  AMERICAN DEPOSITORY RECEIPT
CL  --  CLASS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                  BISHOP STREET
               INVESTMENT ADVISER'S REPORT & MANAGEMENT DISCUSSION
                                      FUNDS
HIGH GRADE INCOME FUND

Investment Adviser's Report:

After turning in a mixed performance during the first half of the year, bonds came on strong in the second half of 1997.

In the first half, the economy was surging and the Federal Reserve Board raised short-term interest rates to slow it down. Investors anticipated inflation, and the 30-year Treasury bond yield rose above 7%. A second Fed move was expected. By the summer, the economy slowed, inflation data continued to be benign, the Fed stayed on the sidelines and the bond market began to improve.

As fall approached, news from Asia began dominating the markets, as countries began devaluing their currencies and foreign investment dwindled. The economic duress from such countries as Thailand, South Korea and even Japan signaled slower world growth.

Investors throughout the world sought the safe haven of U.S. Treasury bonds, which boosted prices and reduced yields. At the same time, inflation expectations were diminished in response to slower growth forecasts.

By the end of 1997, the yield on the 30-year Treasury bond had fallen below 6%. The inflation rate as measured by the Consumer Price Index was just 1.7%, the lowest in 11 years. The federal budget deficit was virtually eliminated for the fiscal year ended September 30, 1997. Politicians were debating how they were going to spend a possible budget surplus for fiscal 1998. The absence of a budget deficit constrains the issuance of new government bonds, further boosting prices and reducing yields.

Currently, interest rates are at their lowest levels in decades. But so is inflation. Typically, the spread between nominal interest rates and inflation is about three percentage points. That suggests that there is still room for yields to come down and bond prices to rise in 1998.

Management Discussion & Analysis of Fund Performance:

The High Grade Income Fund, launched January 31, 1997, primarily seeks to provide high total returns consistent with prudent investment risk. The Fund seeks to accomplish this objective by investing primarily in U.S. government securities as well as high-quality corporate bonds.

                                              ANNUAL REPORT -- DECEMBER 31, 1997

As of December 31, 1997, the portfolio was composed of 34.0% in U.S. Treasury obligations, 35.3% in U.S. government agencies, 28.0% in corporate bonds, and the balance in short-term investments.

U.S. Treasury bonds and U.S. government agency securities are backed by the U.S. government and are considered to be of AAA quality. Corporate bonds carry some credit risk in exchange for the possibility of slightly higher yields. The average corporate bond in the portfolio is rated A by Standard & Poor's Corporation.

For the 11 months ended December 31, 1997, the Fund produced a total return of 7.95%. In comparison, the average domestic taxable fixed income fund as measured by Lipper Analytical Services Inc. produced a total return of 8.44%. Meanwhile, the unmanaged Lehman Brothers Government/Corporate Bond Index was up 9.62%. As of December 31, 1997, the Fund's 30-day SEC yield, an approximation of income, was 5.36%.

The Fund's performance was affected by our decision to keep the portfolio's duration (sensitivity to interest rates) slightly shorter than average. In the second half of 1997, when interest rates were falling, it would have been better to have a portfolio with a longer duration since bond prices move inversely to interest rates.

As the year came to a close, we shifted the portfolio's emphasis away from corporate bonds. If Asia's economic problems in fact slow down the U.S. economy, then corporations are likely to have reduced profits. As a result, there could be less cash flow to service debt. Still, we are confident that the corporate bonds that we own will have no trouble meeting their obligations.

As we move through early 1998, our strategy continues to be to maintain a shorter than average duration to minimize interest rate risk. We would extend the portfolio's duration if the 30-year Treasury bond yield reaches 6%. Although Asia's slowdown should exert a downward influence on the U.S. economy, we don't see much evidence that the slowdown has in fact taken place. Therefore, we think there is some short-term risk in managing the portfolio on the assumption that interest rates are going to continue to fall in a straight line from current levels.

However, the long-term outlook for bonds is quite good. Inflation is virtually non-existent. Bond yields are still quite attractive in relation to the rate of inflation. The shrinking federal budget deficit and potential surplus will constrain the supply of new bonds, boosting bond prices. Regardless of what the future brings, the High Grade Income Fund will continue to be managed conservatively, seeking high quality securities and the preservation of capital.

BISHOP STREET FUNDS

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
             BISHOP STREET HIGH GRADE INCOME FUND VERSUS THE LEHMAN GOVERNMENT/CORPORATE INDEX AND THE LIPPER DOMESTIC FIXED INCOME AVERAGE


                              [LINE GRAPH OMITTED]

PLOT POINTS ARE AS FOLLOWS:

BISHOP STREET              LEHMAN                       LIPPER
HIGH GRADE                 GOVERNMENT/                  DOMESTIC FIXED
INCOME FUND                CORPORATE INDEX              INCOME AVERAGE
$10,000                    $10,000                      $10,000
 10,015                     10,021                       10,044
  9,902                      9,902                        9,934
 10,030                     10,046                       10,048
 10,108                     10,140                       10,168
 10,216                     10,261                       10,289
 10,469                     10,575                       10,536
 10,374                     10,457                       10,476
 10,515                     10,621                       10,638
 10,679                     10,791                       10,711
 10,696                     10,848                       10,750
 10,795                     10,962                       10,844

    HIGH GRADE INCOME FUND
                               ANNUALIZED   CUMULATIVE
      ONE MONTH      3 MONTH    INCEPTION    INCEPTION
       RETURN        RETURN     TO DATE*     TO DATE*
    ----------------------------------------------------
        0.92%         2.65%       8.68%        7.94%
    ----------------------------------------------------
             *Commenced operations 1/31/97


              TOP TEN HOLDINGS                                        Percentage
                                              Coupon       Maturity      of
                                               Rate         Date     Investments
--------------------------------------------------------------------------------
 1. Federal National Mortgage Association     6.60%     May 8, 2002     7.9%
 2. United States Treasury Note               5.88%     Nov. 15, 1999   5.8%
 3. Federal Home Loan Mortgage Corp.          5.69%     Jan. 24, 2001   4.2%
 4. United States Treasury Note               6.38%     Jan. 15, 1999   3.9%
 5. Federal National Mortgage Association     7.40%     July 1, 2004    3.3%
 6. United States Treasury Bond               7.50%     Nov. 15, 2016   3.2%
 7. Federal Home Loan Bank                    7.57%     Aug. 19, 2004   2.9%
 8. United States Treasury Note               8.50%     Nov. 15, 2000   2.9%
 9. United States Treasury Note               7.57%     Feb. 15, 2001   2.9%
10. Honeywell Incorporated                    7.00%     Mar. 15, 2007   2.8%
--------------------------------------------------------------------------------

                                              ANNUAL REPORT -- DECEMBER 31, 1997

HIGH GRADE INCOME FUND -- STATEMENT OF NET ASSETS

        Face                                                      Market
       Amount                                                      Value
        (000)                                                      (000)
       -------                                                    -------

                CORPORATE OBLIGATIONS -- 28.0%
AIRCRAFT -- 2.3%
               Boeing Co.
       $600    6.350%, 06/15/03                                   $  605
                                                                  ------
CHEMICALS -- 4.3%
               Hercules, Inc.
        600    6.625%, 06/01/03                                      606
               PPG Industries, Inc.
        500    6.875%, 02/15/12                                      520
                                                                  ------
                                                                   1,126
                                                                  ------
COMMUNICATIONS EQUIPMENT -- 1.2%
               Rockwell International Corp.
        300    6.625%, 06/01/05                                      308
                                                                  ------
ENTERTAINMENT -- 2.8%
               Walt Disney Co.
        700    6.750%, 03/30/06                                      722
                                                                  ------
FINANCIAL SERVICES -- 1.9%
               H&R Block, Inc.
        500    6.750%, 11/01/04                                      507
                                                                  ------
FOOD, BEVERAGE & TOBACCO -- 3.8%
               Pet Inc.
        300    6.500%, 07/01/03                                      300
               Philip Morris Companies, Inc.
        700    6.375%, 02/01/06                                      690
                                                                  ------
                                                                     990
                                                                  ------
MACHINERY -- 1.2%
               Dresser Industries, Inc.
        300    6.250%, 06/01/00                                      302
                                                                  ------
MEASURING DEVICES -- 2.8%
               Honeywell, Inc.
        700    7.000%, 03/15/07                                      734
                                                                  ------
PAPER & PAPER PRODUCTS -- 1.9%
               Sonoco Products Co.
        500    6.750%, 11/01/10                                      509
                                                                  ------

BISHOP STREET FUNDS
HIGH GRADE INCOME FUND -- STATEMENT OF NET ASSETS
(CONTINUED)

        Face                                                      Market
       Amount                                                      Value
        (000)                                                      (000)
       -------                                                    -------

                       CORPORATE OBLIGATIONS -- CONCLUDED
RETAIL -- 3.1%
               Gap, Inc.
     $  500    6.900%, 09/15/07                                   $  518
               Lowes Companies Inc.
        300    6.375%, 12/15/05                                      300
                                                                  ------
                                                                     818
                                                                  ------
TELEPHONES & TELECOMMUNICATION -- 2.7%
               US West Communications Group, Inc.
        700    6.625%, 09/15/05                                      710
                                                                  ------

               TOTAL CORPORATE OBLIGATIONS (Cost $7,113)           7,331
                                                                  ------


         U.S. GOVERNMENT AGENCY OBLIGATIONS -- 35.3%
               FHLB
        700    7.170%, 03/29/00                                      720
        400    6.000%, 07/05/00                                      401
        500    5.960%, 10/06/00                                      501
        700    7.310%, 07/06/01                                      730
        700    7.570%, 08/19/04                                      759
               FHLMC
      1,100    5.690%, 01/24/01                                    1,090
        700    6.220%, 03/24/03                                      707
               FNMA
        400    7.500%, 02/11/02                                      422
      2,000    6.610%, 05/08/02                                    2,049
        800    7.400%, 07/01/04                                      860
        300    6.350%, 06/10/05                                      305
        400    6.440%, 06/21/05                                      409
        300    6.400%, 09/27/05                                      306
                                                                  ------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                 (Cost $9,069)                                     9,259
                                                                  ------


                       U.S. TREASURY OBLIGATIONS -- 34.0%
               U.S. Treasury Bonds
        700    7.500%, 11/15/16                                      817
        250    7.250%, 08/15/22                                      289

                                              ANNUAL REPORT -- DECEMBER 31, 1997

        Face                                                      Market
   Amount/Shares                                                   Value
        (000)                                                      (000)
    -------------                                                 -------




           U.S. TREASURY OBLIGATIONS -- CONCLUDED
               U.S. Treasury Notes
     $  200    5.750%, 12/31/98                                   $  200
      1,000    6.375%, 01/15/99                                    1,008
        500    7.500%, 10/31/99                                      516
      1,500    5.875%, 11/15/99                                    1,505
        250    5.625%, 11/30/99                                      250
        700    8.500%, 11/15/00                                      751
        700    7.750%, 02/15/01                                      740
        700    6.125%, 12/31/01                                      709
        300    6.250%, 02/28/02                                      305
        700    6.375%, 08/15/02                                      718
        400    5.875%, 11/15/05                                      402
        700    6.125%, 08/15/07                                      719
                                                                 -------
               TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,797)       8,929
                                                                 -------

                            CASH EQUIVALENTS -- 1.1%

        223    SEI Daily Income Trust Money Market Portfolio         223
         72    SEI Daily Income Trust Prime Obligation Portfolio      72
                                                                 -------
               TOTAL CASH EQUIVALENTS (Cost $295)                    295
                                                                 -------
TOTAL INVESTMENTS (COST $25,274) -- 98.4%                         25,814
                                                                 -------
OTHER ASSETS AND LIABILITIES, NET -- 1.6%                            428
                                                                 -------

                                   NET ASSETS:

Fund shares (unlimited authorization -- no par value)
   based on 2,566,050 outstanding shares of beneficial interest   25,668
Accumulated net realized gain on investments                          34
Net unrealized appreciation of investments                           540
                                                                 -------
TOTAL NET ASSETS -- 100.0%                                       $26,242
                                                                 =======
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                                $10.23
                                                                 -------
FHLB  --  FEDERAL HOME LOAN BANK
FHLMC --  FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA  --  FEDERAL NATIONAL MORTGAGE ASSOCIATION

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                  BISHOP STREET
               INVESTMENT ADVISER'S REPORT & MANAGEMENT DISCUSSION
                                      FUNDS
HAWAII MUNICIPAL BOND FUND

Investment Adviser's Report:

Like fixed-income markets in general, municipal bonds enjoyed a good year in 1997 as interest rates fell to four-year lows during the fourth quarter.

During the first half of the year, the U.S. economy was robust, and the Federal Reserve Board, which boosted short-term interest rates by 0.25% in March, appeared ready to do so a second time. The 30-year Treasury bond yielded more than 7%, and investors were concerned about inflation.

However, by the summer, those fears dissipated, as inflation remained quiet and rumblings from the Far East became more ominous. By the fall, the Asian financial crisis was in full swing, and investors from around the world sought U.S. Treasury bonds as a safe haven.

As a result, yields on Treasury bonds fell to 5.9% by December 31, 1997, boosting bond prices, and municipal bonds rallied in tandem. For the year, inflation, as measured by the Consumer Price Index, was just 1.7%.

The Hawaiian economy remains sluggish, and tourism, its major industry, has been adversely impacted by the recession in Japan and the dramatically reduced value of the yen and other Asian currencies, making the state more expensive to visit. Indeed, early in 1997, Standard & Poor's Corporation downgraded the state's credit rating from AA to A+. Nevertheless, the Hawaii municipal bond market continues to perform in line with other regions of the U.S. One reason: a chronic shortage of supply. Meanwhile, the demand for bonds is strong because yields are attractive on a tax-equivalent basis.

The impact of the Asian situation on tourism won't be known until the middle of 1998. In the meantime, the Governor of Hawaii has appointed an economic revitalization task force which has made several recommendations regarding tax reform. These measures, designed to make the state more attractive for business expansion, will be considered by the state legislature in the coming months.

Management Discussion & Analysis of Fund Performance:

The main objective of the Hawaii Municipal Bond Fund is to deliver a high

                                              ANNUAL REPORT -- DECEMBER 31, 1997

level of current income that is exempt from both state and federal income tax. We believe that the Fund accomplished that objective during 1997, particularly when its yield is compared on a tax-equivalent basis to comparable investments.

At December 31, 1997, the Fund was yielding 4.72%. For an individual in the highest combined federal and state income tax bracket, this is equivalent to a taxable yield of 8.68%.* Few taxable fixed-income investments generate such a high return today, particularly taxable portfolios with the credit quality comparable to most municipal bonds.

One of our major themes is to maintain an extremely high credit quality portfolio. About 86% of the portfolio carries a AA or AAA rating.

In addition, our strategy is to remain broadly diversified in such sectors as transportation, education, health care and utilities-as well as general obligations of the state and counties of Hawaii.

In a period of falling interest rates, bonds that can be called within a short period of time tend to underperform. Instead of trading like long-term bonds, which appreciate rapidly in a market rally, callable bonds trade as if they mature at the shorter call date. As a result, we attempted to improve the call protection of the portfolio by adding noncallable issues of Hawaii and Honolulu general obligation securities and reduced our holdings of some shorter call Hawaii airport bonds.

For the year ending December 31, 1997, the Hawaii Municipal Bond Fund produced a total return of 8.52%. In comparison, the one year total return for the Lipper Hawaii Municipal Debt Funds Average was 8.25%. We believe that we outperformed our peer group because of our shift towards noncallable bonds. The Lehman Brothers Municipal Bond Index, a measure of national municipal bond funds with issues not generally exempt from Hawaii taxes, was up 9.19% for the year.

Given the low inflation environment, we don't expect much change in interest rates in the near term. However, what happens to the Asian economies and their currencies will undoubtedly have a major effect on U.S. bond markets, and this won't be fully known or digested for quite some time. With interest rates at historic 30-year lows in January, 1998, we feel it is prudent to be somewhat cautious concerning possible upward pressure on interest rates later in the year. As a result, we continue to keep the portfolio's average maturity under 15 years, which is shorter than most municipal bond funds. A portfolio with a shorter maturity is less vulnerable to rising rates.


*This information is based on a hypothetical illustration and is not representative of any investment securities.

BISHOP STREET FUNDS

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
               BISHOP STREET HAWAII MUNICIPAL BOND FUND VERSUS THE LEHMAN BROTHERS MUNICIPAL BOND INDEX AND THE LIPPER
                     HAWAIIAN MUNICIPAL DEBT FUNDS AVERAGE.


                              [LINE GRAPH OMITTED]

PLOT POINTS ARE AS FOLLOWS:

BISHOP STREET                LIPPER                 LEHMAN
HAWAII MUNICIPAL             HAWAII MUNICIPAL       MUNICIPAL
BOND FUND,                   DEBT AVERAGE           BOND INDEX
INSTITUTIONAL CLASS
$10,000                      $10,000                $10,000
 10,082                       10,104                 10,115
 10,289                       10,301                 10,359
 10,478                       10,530                 10,657
 10,941                       11,002                 11,096
 10,757                       10,823                 10,962
 10,850                       10,891                 11,046
 11,106                       11,151                 11,300
 11,402                       11,418                 11,589
 11,340                       11,350                 11,562
 11,724                       11,725                 11,961
 12,075                       12,050                 12,322
 12,374                       12,360                 12,656

    HAWAII MUNICIPAL BOND FUND

                   ANNUALIZED   CUMULATIVE
       ONE YEAR    INCEPTION    INCEPTION
        RETURN      TO DATE*     TO DATE*
    ----------------------------------------
         8.52%       7.71%        23.77%
    ----------------------------------------
        *Commenced operations 2/15/95


              TOP TEN HOLDINGS                                        Percentage
                                              Coupon      Maturity       of
                                               Rate         Date     Investments
--------------------------------------------------------------------------------
 1. HI Hous., Fin. & Develop/Single Family     5.55%    July 1, 2007    4.4%
 2. Commonwealth of Puerto Rico - GO           6.50%    July 1, 2013    4.1%
 3. HI Airport Systems Revenue                 7.00%    July 1, 2020    3.8%
 4. HI Airport Systems Revenue                 6.25%    July 1, 2006    3.8%
 5. HI Budg. & Fin./Queens Health Sys.         6.00%    July 1, 2020    3.7%
 6. C & C of Honolulu Board of Water Supply    5.80%    July 1, 2016    3.7%
 7. HI Budg. & Fin./St. Francis Med. Ctr.      6.50%    July 1, 2022    3.5%
 8. HI Budg. & Fin./Kapiolani Health Care      6.30%    July 1, 2008    2.9%
 9. HI Budg. & Fin./Hawaiian Electric          6.20%    May 1, 2026     2.8%
10. HI Hous., Fin. & Develop./Rental Housing   6.05%    July 1, 2022    2.7%

                                              ANNUAL REPORT -- DECEMBER 31, 1997

HAWAII MUNICIPAL BOND FUND -- STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------

       Face                                                           Market
      Amount                                                           Value
       (000)                                                           (000)
      -------                                                         -------

                   MUNICIPAL BONDS -- 96.4%
GUAM -- 2.1%
               Guam Power Authority, Ser A, RB, AMBAC Insured
     $  400    6.375%, 10/01/08                                       $  439
               Guam, Government Limited Obligation, Ser A, RB
        150    7.100%, 11/15/09                                          161

                                                                      ------
                                                                         600
                                                                      ------
HAWAII -- 83.7%
               Department of Budget & Finance, Hawaiian Electric,
               RB, MBIA Insured
        750    6.200%, 05/01/26                                          810
               Department of Budget & Finance, Queens Health
               Systems, Ser A, RB
        250    5.875%, 07/01/11                                          269
      1,000    6.000%, 07/01/20                                        1,070
               Department of Budget & Finance, Special Purpose
               Mortgage, Hawaii Electric Incorporated Project,
               Ser A, RB, MBIA Insured
        350    6.600%, 01/01/25                                          389
               Department of Budget & Finance, Special Purpose
               Mortgage, Kaiser Permanente Project, Ser A, RB
        300    6.500%, 03/01/11                                          318
        760    6.300%, 07/01/08                                          820
        250    6.000%, 07/01/11                                          267
               Department of Budget & Finance, Special Purpose
               Mortgage, Kapiolani Health Care System Project, RB
        250    6.400%, 07/01/13                                          268
        210    5.875%, 07/01/01                                          221
               Department of Budget & Finance, Special Purpose
               Mortgage, St. Francis Medical Center Project,
               RB, FSA Insured
        930    6.500%, 07/01/22                                        1,013
               Harbor Capital Improvement, RB, MBIA Insured
        500    5.400%, 07/01/09                                          522
        480    7.000%, 07/01/17                                          518
               Harbor Capital Improvement, Ser 1992, RB, FGIC Insured
        225    6.500%, 07/01/19                                          244
               Hawaii County, GO, MBIA Insured
        250    6.850%, 12/01/02                                          253
               Hawaii County, Ser A, GO, FGIC Insured
        400    5.550%, 05/01/09                                          433
        450    5.600%, 05/01/12                                          487
        190    5.600%, 05/01/13                                          205
               Honolulu City & County Board of Water Supply, RB
        250    5.250%, 07/01/07                                          262
      1,000    5.800%, 07/01/16                                        1,060

BISHOP STREET FUNDS
HAWAII MUNICIPAL BOND FUND -- STATEMENT OF NET ASSETS
(CONTINUED)

        Face                                                          Market
       Amount                                                          Value
        (000)                                                          (000)
       -------                                                        -------

                          MUNICIPAL BONDS -- CONTINUED

               Honolulu City & County Mortgage, Smith Berentia,
               Ser A, RB, FHA & MBIA Insured
     $  100    7.800%, 07/01/24                                       $  109
               Honolulu City & County Ser A, GO
        245    5.700%, 04/01/09                                          267
               Honolulu City & County Waipahu Towers Project,
               Ser A, RB, GNMA Collateral
        200    6.900%, 06/20/35                                          218
               Honolulu City & County, GO
        230    6.000%, 12/01/09                                          258
               Honolulu City & County, Ser A, GO
        150    6.000%, 01/01/10                                          167
               Honolulu City & County, Ser A, GO, MBIA Insured
        500    6.000%, 11/01/10                                          561
               Kauai County, Refunding Ser A, GO, MBIA Insured
         50    5.400%, 02/01/04                                           53
               Kauai County, Ser B, GO, AMBAC Insured
        285    5.750%, 08/01/06                                          312
               Kauai County, Ser B, GO, MBIA Insured
        120    5.050%, 08/01/12                                          121
        260    5.900%, 02/01/13                                          277
        155    5.100%, 08/01/13                                          156
        165    5.150%, 08/01/14                                          167
        175    5.200%, 08/01/15                                          177
               Maui County, Board of Water Supply,
               Ser A, RB, FGIC Insured
        520    6.000%, 12/01/01                                          556
               Maui County, GO, FGIC Insured
        115    5.000%, 09/01/08                                          118
        100    5.125%, 12/15/12                                          101
               Maui County, GO, MBIA Insured
        250    5.750%, 06/01/13                                          266
               Maui County, Refunding GO, FGIC Insured
        290    5.125%, 12/15/10                                          295
               Maui County, Ser A, GO, FGIC Insured
        250    5.750%, 01/01/11                                          260
        500    5.200%, 09/01/12                                          511

                                              ANNUAL REPORT -- DECEMBER 31, 1997

        Face                                                          Market
       Amount                                                          Value
        (000)                                                          (000)
       -------                                                        -------
                          MUNICIPAL BONDS -- CONTINUED

               State Airport Systems, RB, FGIC Insured
     $  300    7.200%, 07/01/00                                      $   321
      1,000    7.000%, 07/01/20                                        1,100
               State Airport Systems, RB, MBIA Insured
      1,000    6.250%, 07/01/06                                        1,096
               State Airport Systems, Ser 2, RB
         60    6.900%, 07/01/12                                           71
               State GO, Ser CM, FGIC Insured
        500    6.000%, 12/01/09                                          563
               State GO, Ser CN, FGIC Insured
        500    5.500%, 03/01/14                                          523
               State GO, Ser CO, FGIC Insured
        200    6.000%, 09/01/05                                          222
        250    6.000%, 03/01/09                                          280
        250    6.000%, 09/01/09                                          281
               State GO, Ser CP, FGIC Insured
        250    5.000%, 10/01/13                                          250
               State Highway Project, RB
        375    5.250%, 07/01/10                                          390
        510    5.000%, 07/01/11                                          513
        500    5.250%, 07/01/12                                          514
               State Housing, Finance & Development Corporation,
               Affordable Rental Housing Program, Ser 1995 A, RB
        350    6.000%, 07/01/15                                          366
        750    6.050%, 07/01/22                                          785
               State Housing, Finance & Development Corporation,
               Single Family Mortgage Purchase, RB
      1,200    5.550%, 07/01/07                                        1,274
               State Housing, Finance & Development Corporation,
               Single Family Mortgage Purchase, Ser B,
               RB, FNMA Collateral
        595    5.700%, 07/01/13                                          617
               State Housing, Finance & Development Corporation,
               University of Hawaii Faculty Housing Project,
               RB, AMBAC Insured
        700    5.650%, 10/01/16                                          738
                                                                     -------
                                                                      24,283
                                                                     -------

BISHOP STREET FUNDS
HAWAII MUNICIPAL BOND FUND -- STATEMENT OF NET ASSETS
(CONCLUDED)

        Face                                                          Market
    Amount/Shares                                                      Value
        (000)                                                          (000)
       -------                                                        -------

                          MUNICIPAL BONDS -- CONCLUDED
PUERTO RICO -- 10.0%
               Commonwealth Highway & Transportation Authority,
               Ser Z, RB, FSA Insured
        500    6.000%, 07/01/18                                       $  574
               Commonwealth of Puerto Rico, GO, MBIA Insured
      1,000    6.500%, 07/01/13                                        1,185
               Housing, Banking & Finance Agency,
               Single Family Mortgage,
               Affordable Housing Mortgage Portfolio I, RB,
               GNMA/FNMA/FHLMC Collateral
        300    6.100%, 10/01/15                                          317
               Industrial Tourist Educational Medical Environmental
               Control Facilities Hospital Auxilio Muto Obligation
               Group, RB, MBIA Insured
        300    6.250%, 07/01/24                                          330
               Infrastructure Financing Authority, Ser A,
               RB, AMBAC Insured
        500    5.000%, 07/01/21                                          493
                                                                     -------
                                                                       2,899
                                                                     -------
VIRGIN ISLANDS -- 0.6%
               Housing Finance Authority, Single Family, GNMA
               Mortgage Backed Securities Program, Ser A, RB
        150    6.500%, 03/01/25                                          160
                                                                     -------

               TOTAL MUNICIPAL BONDS (Cost $26,647)                   27,942
                                                                     -------


                            CASH EQUIVALENTS -- 2.6%

        206    Dreyfus Tax Exempt Cash Management Fund                   206
         46    Nuveen Federal Tax Exempt Money Market                     46
        512    SEI Institutional Tax Free Portfolio                      512
                                                                     -------
               TOTAL CASH EQUIVALENTS (Cost $764)                        764
                                                                     -------
TOTAL INVESTMENTS (COST $27,411) -- 99.0%                             28,706
                                                                     -------
OTHER ASSETS AND LIABILITIES, NET -- 1.0%                                299
                                                                     -------

                                              ANNUAL REPORT -- DECEMBER 31, 1997

                                                                      Value
                                                                      (000)
                                                                     -------


                                   NET ASSETS:
Fund shares (unlimited authorization -- no par value)
   based on 2,717,380 outstanding shares of beneficial interest      $27,743
Undistributed net investment income                                       28
Accumulated net realized loss on investments                             (61)
Net unrealized appreciation of investments                             1,295
                                                                     -------
TOTAL NET ASSETS -- 100.0%                                           $29,005
                                                                     =======

NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                                    $10.67
                                                                     -------
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
FGIC  -- FEDERAL GUARANTY INSURANCE CORPORATION
FHA   -- FEDERAL HOUSING AUTHORITY
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA  -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA   -- FINANCIAL SECURITY ASSURANCE
GNMA  -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO    -- GENERAL OBLIGATION
MBIA  -- MUNICIPAL BOND INSURANCE ASSOCIATION
RB    -- REVENUE BOND
SER   -- SERIES

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                  BISHOP STREET
               INVESTMENT ADVISER'S REPORT & MANAGEMENT DISCUSSION
                                      FUNDS

MONEY MARKET FUND & TREASURY MONEY MARKET FUND

Investment Adviser's Report:

Sustained economic growth early in 1997 prompted the Federal Reserve to move the Fed Funds Target Rate to 5.50% in March, a rise of 25 basis points. History would indicate that such continued economic growth would lead to a higher price scenario, but the productivity gains of this economic cycle helped subdue inflation and made additional late increases unnecessary.

Late in the year, the currency and market upheaval in southeast Asia began to dominate the world markets, causing a flight to quality and subsequent bond rally in the United States. A rise in short rates was fueled by economic activity and foreign central banks selling Treasury Bills to support their currencies. At the same time, the sound domestic economy capital flows from non U.S. investors, and the prospect of the Asian troubles slowing global economies, led to increased buying of and lower rates on longer term Treasuries. The yield on the one year Treasury ended 1997 almost exactly where it started, 5.49%. Yields on longer Treasuries fell by nearly 70 basis points for the year, but the 90 day U.S. Treasury Bill's yield was up by 20 basis points.

The leading credit risk concern for the short term markets was Mercury Finance, a lender in the higher risk "sub-prime" sector, facing a cashflow crisis that left it unable to repay $500 million to its commercial paper investors. Also, late in the year the aforementioned Asian financial crisis resulted in significant credit rating downgrades for many issuers domiciled there. The Bishop Street Money Market Funds were exposed to neither Mercury nor any Asian securities.

Management Discussion & Analysis of Fund Performance:

The Money Market Fund's holdings remain concentrated in high quality commercial paper, floating rate notes, and bank notes/CDs. The Portfolio's weighted average maturity was reduced to as low as 30 days in the early part of the year as we anticipated additional Fed rate hikes. By May the maturity had stabilized around 50 days, where it remained until we successfully took advantage of year-end funding pressures by increasing it to nearly 70 days. Total return for the year was 5.29% compared to 5.40% for the IBC First Tier Institutional-Only Average.

                                              ANNUAL REPORT -- DECEMBER 31, 1997

The Treasury Money Market Fund has used a barbell strategy for most of the year, investing principally in overnight repurchase agreements (repo) and longer maturity Treasury Bills. Large repo exposure kept the fund's weighted average maturity under 30 days from April to September as longer Treasury Bill yields were unattractive. In the final quarter we took advantage of both elevated year-end repo rates, and increasing yields on longer Treasuries. Total net return for the year was 5.22% compared to 4.90% for the IBC U.S. Treasury & Repo Average.

Entering 1998, the Fed is more inclined to lower than raise rates. The U.S. economy is likely to slow from its robust 1997 pace, and the inevitable slowdown in Asia will also dampen domestic growth in a rebalancing of trade. These factors, combined with a continued lack of inflation, should temper the Fed's inclination to raise rates in 1998.

BISHOP STREET FUNDS                           ANNUAL REPORT -- DECEMBER 31, 1997
MONEY MARKET FUND -- STATEMENT OF NET ASSETS

        Face
       Amount                                                     Value
        (000)                                                     (000)
       -------                                                   -------

                           COMMERCIAL PAPER* -- 74.7%
BANKS -- 9.1%
               Centric Funding
     $3,000    5.550%, 01/02/98                                 $ 3,000
      5,000    5.950%, 02/23/98                                   4,956
               Kitty Hawk Funding
      8,605    5.750%, 03/02/98                                   8,523
               New Center Asset Trust
      6,000    5.780%, 03/13/98                                   5,932
                                                                -------
                                                                 22,411
                                                                -------
BROKERAGE -- 3.4%
               Morgan Stanley, Dean Witter Discover
      8,500    5.780%, 02/17/98                                   8,436
                                                                -------
BUSINESS CREDIT INSTITUTIONS -- 3.2%
               Ciesco LP
      2,500    6.000%, 01/16/98                                   2,494
               Xerox Credit
      5,300    6.850%, 01/02/98                                   5,299
                                                                -------
                                                                  7,793
                                                                -------
FINANCIAL SERVICES -- 24.0%
               American Express Credit
      5,000    6.450%, 01/02/98                                   4,999
               Avco Financial Services
      5,000    5.710%, 03/02/98                                   4,952
               Clipper Receivables
      8,500    5.830%, 02/17/98                                   8,435
               Commoloco
      7,500    5.600%, 04/15/98                                   7,379
               Delaware Funding
      8,500    5.950%, 01/16/98                                   8,479
               Falcon Asset Securitization
      7,800    5.750%, 03/23/98                                   7,699
               General Electric Capital
      4,000    5.550%, 03/31/98                                   3,945
      5,500    5.580%, 04/15/98                                   5,411
               Island Finance Puerto Rico
      8,000    5.700%, 02/27/98                                   7,928
                                                                -------
                                                                 59,227
                                                                -------
FINANCIAL SERVICES-AUTO -- 6.5%
               FCAR Owner Trust
      8,000    5.710%, 03/06/98                                   7,919
               General Motors Acceptance
      5,000    5.560%, 01/14/98                                   4,990
      3,000    5.740%, 02/13/98                                   2,979
                                                                -------
                                                                 15,888
                                                                -------

BISHOP STREET FUNDS                           ANNUAL REPORT -- DECEMBER 31, 1997
MONEY MARKET FUND -- STATEMENT OF NET ASSETS
(CONTINUED)


        Face
       Amount                                                     Value
        (000)                                                     (000)
       -------                                                   -------

                         COMMERCIAL PAPER* -- CONCLUDED
FOOD, BEVERAGE & TOBACCO -- 2.8%
               Colgate Palmolive
   $  7,000    5.700%, 03/04/98                                 $ 6,931
                                                                -------
INDUSTRIAL -- 3.4%
               Texaco
      8,500    5.750%, 03/13/98                                   8,404
                                                                -------
INSURANCE -- 16.1%
               Aon
      8,500    5.770%, 03/10/98                                   8,407
               Centre Square Funding
      8,000    6.000%, 01/15/98                                   7,981
               Cigna
      8,000    5.940%, 01/21/98                                   7,974
               Prudential Funding
      7,500    5.550%, 01/20/98                                   7,478
               Safeco
      8,000    5.760%, 03/16/98                                   7,905
                                                                -------
                                                                 39,745
                                                                -------
PERSONAL CREDIT INSTITUTIONS -- 6.2%
               Associates
      7,500    5.520%, 01/30/98                                   7,467
               Beneficial
      8,000    5.580%, 02/24/98                                   7,933
                                                                -------
                                                                 15,400
                                                                -------

               TOTAL COMMERCIAL PAPER (Cost $184,235)           184,235
                                                                -------
                          FLOATING RATE NOTES* -- 14.2%

               Asset Backed Securities Investment Trust (A)
      5,000    5.980%, 01/15/98                                   5,000
               Bank of America (A)
      5,000    5.650%, 01/01/98                                   4,999
               Peoples Security Life (A)
     10,000    5.880%, 02/01/98                                  10,000
               PNC Bank (A)
      5,000    5.600%, 01/01/98                                   4,998
               Travelers Insurance (A)
     10,000    5.956%, 01/02/98                                  10,000
                                                                -------
               TOTAL FLOATING RATE NOTES (Cost $34,997)          34,997
                                                                -------

BISHOP STREET FUNDS

        Face
       Amount                                                     Value
        (000)                                                     (000)
       -------                                                   -------


                  CERTIFICATES OF DEPOSIT/BANK NOTES* -- 10.3%

               Chase Manhattan
    $ 2,500    5.710%, 03/05/98                                 $ 2,500
               Comerica Bank
     10,000    5.970%, 10/27/98                                   9,997
               Key Bank
      4,830    5.900%, 09/17/98                                   4,827
               Morgan Guaranty NY
      5,000    5.965%, 06/22/98                                   4,999
               Regions Bank
      3,000    5.820%, 04/17/98                                   3,000
                                                               --------
               TOTAL CERTIFICATES OF DEPOSIT/BANK NOTES
                   (Cost $25,323)                                25,323
                                                               --------
                          REPURCHASE AGREEMENT* -- 1.1%
               Lehman Brothers
               6.57%, dated 12/31/97, matures 01/02/98
               repurchase price $2,837,035 (collateralized
               by U.S. Treasury STRIPS, par value
               $9,670,000, 0.00%, matures 08/15/17:
      2,836    market value $2,979,327)                           2,836
                                                               --------

               TOTAL REPURCHASE AGREEMENT (Cost $2,836)           2,836
                                                               --------
TOTAL INVESTMENTS (COST $247,391) -- 100.3%                     247,391
                                                               --------
OTHER ASSETS AND LIABILITIES, NET (0.3%)                           (720)
                                                               --------
                                   NET ASSETS:

Fund shares (unlimited authorization -- no par value) based
   on 246,701,232 outstanding shares of beneficial interest     246,701
Undistributed net investment income                                   4
Accumulated net realized loss on investments                        (34)
                                                               --------
TOTAL NET ASSETS -- 100.0%                                     $246,671
                                                               ========

NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                                $1.00
                                                               --------

  * REPRESENTS ANNUALIZED YIELD AT DATE OF PURCHASES FOR DISCOUNT SECURITIES, AND COUPON FOR COUPON-BEARING SECURITIES.
(A) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1997. THE MATURITY DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.
STRIPS -- SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                              ANNUAL REPORT -- DECEMBER 31, 1997
TREASURY MONEY MARKET FUND -- STATEMENT OF NET ASSETS

       Face
      Amount                                                      Value
       (000)                                                      (000)
      -------                                                    -------
                       U.S. TREASURY OBLIGATIONS -- 18.3%
               U.S. Treasury Notes
    $ 4,000    5.125%, 02/28/98                                 $ 3,996
      5,000    5.125%, 03/31/98                                   4,993
      6,000    6.125%, 03/31/98                                   6,006
      4,000    5.875%, 04/30/98                                   4,000
      5,000    6.125%, 08/31/98                                   5,011
      5,000    6.000%, 09/30/98                                   5,008
     11,000    5.875%, 10/31/98                                  11,017
      5,000    5.125%, 12/31/98                                   4,971
      5,000    5.750%, 12/31/98                                   5,001
                                                               --------
               TOTAL U.S. TREASURY OBLIGATIONS (Cost $50,003)    50,003
                                                               --------

                         REPURCHASE AGREEMENTS -- 82.0%

               BZW Securities, Inc.
               6.625%, dated 12/31/97, matures 01/02/98,
               repurchase price $45,016,563 (collateralized
               by U.S. Treasury Note, par value
               $45,697,000, 5.625%, matures 11/30/98:
     45,000    market value $45,900,878) (A)                     45,000

               Greenwich
               6.75%, dated 12/31/97, matures 01/02/98,
               repurchase price $40,015,000 (collateralized
               by various U.S. Treasury Notes, total
               par value $40,848,000, 5.625%-7.75%,
               11/30/99-12/31/99:total market value
     40,000    $40,783,868) (A)                                  40,000

               Aubrey G. Lanston & Co.
               6.50%, dated 12/31/97, matures 01/02/98,
               repurchase price $35,693,885 (collateralized
               by U.S. Treasury Note, par value $36,624,000,
               5.625%, matures 12/31/02: market value
     35,681    $36,486,660)                                      35,681

               Morgan Stanley
               7.525%, dated 12/31/97, matures 01/02/98,
               repurchase price $25,010,451 (collateralized
               by U.S. Treasury Note, par value $24,620,000
               7.125%, matures 09/30/99: market value
     25,000    $25,630,854) (A)                                  25,000

BISHOP STREET FUNDS

       Face
      Amount                                                     Value
       (000)                                                     (000)
      -------                                                   -------


                       REPURCHASE AGREEMENTS -- CONCLUDED

               Paribas
               6.75%, dated 12/31/97, matures 01/02/98,
               repurchase price $50,018,750 (collateralized
               by various U.S. Treasury Notes, total
               par value $49,590,000, 6.25%, 03/31/99-01/31/02:
    $50,000    total market value $50,997,143)                $ 50,000

               UBS
               6.55%, dated 12/31/97, matures 01/02/98,
               repurchase price $29,010,553 (collateralized
               by various U.S. Treasury Bonds, total par value
               $21,995,000, 8.75%-13.875%, 11/15/08-05/15/11:
     29,000    total market value $29,584,155) (A)               29,000
                                                               --------

               TOTAL REPURCHASE AGREEMENTS  (Cost $224,681)     224,681
                                                               --------

TOTAL INVESTMENTS (COST $274,684) -- 100.3%                     274,684
                                                               --------
OTHER ASSETS AND LIABILITIES, NET -- (0.3%)                        (765)
                                                               --------
                                   NET ASSETS:

Fund shares (unlimited authorization -- no par value) based
   on 273,944,174 outstanding shares of beneficial interest     273,944
Undistributed net investment income                                  12
Accumulated net realized loss on investments                        (37)
                                                               --------

TOTAL NET ASSETS-- 100.0%                                      $273,919
                                                               ========

NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                                $1.00
                                                               --------
(A) TRI-PARTY REPURCHASE AGREEMENT.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                       THIS PAGE INTENTIONALLY LEFT BLANK


BISHOP STREET FUNDS
STATEMENTS OF OPERATIONS
FOR PERIOD ENDED 12/31/97
(IN THOUSANDS)

                                                    High      Hawaii            Treasury
                                                    Grade    Municipal   Money    Money
                                         Equity    Income      Bond     Market   Market
                                        Fund (2)  Fund (2)     Fund      Fund     Fund
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest Income                     $   159     $1,475    $1,433  $14,679   $12,214
   Dividend Income                         906         --        --       --        --
------------------------------------------------------------------------------------------
   Total Investment Income               1,065      1,475     1,433   14,679    12,214
------------------------------------------------------------------------------------------
EXPENSES:
   Investment Adviser Fee                  433        127        93      774       662
   Investment Adviser Fee Waiver          (121)       (50)      (85)    (328)     (469)
   Management Fee                          117         46        54      516       441
   Management Fee Waiver                   (39)       (15)      (45)    (218)     (186)
   Shareholder Servicing Fee               146         58        61      592       490
   Shareholder Servicing Fee Waiver        (88)       (35)      (43)    (355)     (285)
   Custody Fees                             15          3        14       67        43
   Transfer Agent Fees                      28         16        17       74        43
   Registration Fees                        19          7        --       --        12
   Distribution Fees (1)                    --         --         9        2        --
   Distribution Fee Waiver                  --         --        (9)      --        --
   Trustees Fees                             7          2         3       29        25
   Printing Fees                            15          4         3       42        51
   Professional Fees                        22          7         4      105        84
   Amortization of Deferred
      Organizational Costs                   5          5        10       15         8
   Miscellaneous Expenses                   23         10         2        7        34
------------------------------------------------------------------------------------------
           Total Expenses                  582        185        88    1,322       953
------------------------------------------------------------------------------------------
   Net Investment Income                   483      1,290     1,345   13,357    11,261
------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments   (184)       101        84        1       (37)
Change in Unrealized Appreciation
   (Depreciation) on Investments        11,942        540       800       --        --
------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments                       11,758        641       884        1       (37)
------------------------------------------------------------------------------------------
Increase in Net Assets
   Resulting from Operations           $12,241     $1,931    $2,229  $13,358   $11,224
==========================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

(1) ALL DISTRIBUTION FEES ARE INCURRED IN THE RETAIL CLASS B. RETAIL CLASS B CLOSED
    OPERATIONS ON JULY 20, 1997.
(2) COMMENCED OPERATIONS ON JANUARY 31, 1997.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


STATEMENTS OF CHANGES IN NET ASSETS                    ANNUAL REPORT -- DECEMBER 31, 1997
(IN THOUSANDS)

                                                            Equity          High Grade
                                                             Fund           Income Fund
-----------------------------------------------------------------------------------------
                                                           01/31/97          01/31/97
                                                        to 12/31/97 (1)   to 12/31/97 (1)
-----------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income                                $     483         $   1,290
   Net Realized Gain (Loss) on Investments                   (184)              101
   Change in Unrealized Appreciation (Depreciation)
   of Investments                                          11,942               540
-----------------------------------------------------------------------------------------
Increase in Net Assets Resulting From Operations           12,241             1,931
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:                                    (483)           (1,290)
   Capital Gains:                                              --               (67)
-----------------------------------------------------------------------------------------
         Total Distributions                                 (483)           (1,357)
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from Shares Issued                           59,210            25,503
     Reinvestments of Cash Distributions                      482             1,356
     Cost of Shares Redeemed                               (1,483)           (1,191)
-----------------------------------------------------------------------------------------
         Total Capital Share Transactions                  58,209            25,668
-----------------------------------------------------------------------------------------
Net Increase in Net Assets
   From Share Transactions                                 58,209            25,668
-----------------------------------------------------------------------------------------
   Total Increase in Net Assets                            69,967            26,242
-----------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                         --                --
-----------------------------------------------------------------------------------------
   End of Period                                          $69,967           $26,242
=========================================================================================
CAPITAL SHARE TRANSACTIONS:
     Shares Issued                                          5,893             2,549
     Shares Issued in Lieu of Cash Distributions               43               135
     Shares Redeemed                                         (135)             (118)
-----------------------------------------------------------------------------------------
         Total Capital Share Transactions                   5,801             2,566
-----------------------------------------------------------------------------------------
Net Increase (Decrease) in Capital Shares                   5,801             2,566
=========================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

 (1) COMMENCED OPERATIONS ON JANUARY 31, 1997.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


BISHOP STREET FUNDS
STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                      Hawaii Municipal
                                                                          Bond Fund
--------------------------------------------------------------------------------------------
                                                                     01/01/97    01/01/96
                                                                    to 12/31/97 to 12/31/96
--------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income                                              $ 1,345    $ 1,196
   Net Realized Gain (Loss) on Investments                                 84       (145)
   Change in Unrealized Appreciation of Investments                       800          9
---------------------------------------------------------------------------------------------
Increase in Net Assets Resulting From Operations                        2,229      1,060
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
     Institutional Class A Shares                                      (1,092)      (717)
     Retail Class B Shares                                               (253)      (451)
   Capital Gains:
     Institutional Class A Shares                                           --       (25)
     Retail Class B Shares                                                  --       (16)
---------------------------------------------------------------------------------------------
         Total Distributions                                           (1,345)    (1,209)
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class A Shares:
     Proceeds from Shares Issued                                        6,901      7,259
     Proceeds in connection with transfer from Retail Class B           8,988         --
     Reinvestments of Cash Distributions                                  471        275
     Cost of Shares Redeemed                                           (3,804)    (1,460)
---------------------------------------------------------------------------------------------
         Total Institutional Capital Share Transactions                12,556      6,074
---------------------------------------------------------------------------------------------
   Retail Class B Shares: (1)
     Proceeds from Shares Issued                                          743      4,344
     Reinvestments of Cash Distributions                                  135        310
     Cost of Shares Redeemed                                             (574)    (2,443)
     Transfer to Institutional Class A                                 (8,988)        --
---------------------------------------------------------------------------------------------
         Total Retail Capital Share Transactions                       (8,684)     2,211
---------------------------------------------------------------------------------------------
Net Increase in Net Assets From Capital Share Transactions              3,872      8,285
---------------------------------------------------------------------------------------------
   Total Increase in Net Assets                                         4,756      8,136
---------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                                 24,249     16,113
---------------------------------------------------------------------------------------------
   End of Period                                                      $29,005    $24,249
=============================================================================================
CAPITAL SHARE TRANSACTIONS:
   Institutional Class A Shares:
     Shares Issued                                                        661        709
     Shares in connection with transfer from Retail Class B               854         --
     Shares Issued in Lieu of Cash Distributions                           45         27
     Shares Redeemed                                                     (334)      (144)
---------------------------------------------------------------------------------------------
         Total Institutional Capital Share Transactions                 1,226        592
---------------------------------------------------------------------------------------------
   Retail Class B Shares: (1)
     Shares Issued                                                         41        424
     Shares Issued in Lieu of Cash Distributions                           13         30
     Shares Redeemed                                                      (54)      (239)
     Transfer to Institutional Class A                                   (854)        --
---------------------------------------------------------------------------------------------
         Total Retail Capital Share Transactions                         (854)       215
---------------------------------------------------------------------------------------------
Net Increase in Capital Shares                                            372        807
=============================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

(1) FOR THE PERIOD JANUARY 1, 1997 TO JULY 20, 1997.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



Statements of Changes in Net Assets                             ANNUAL REPORT -- DECEMBER 31, 1997
(IN THOUSANDS)

                                                                          Treasury
                                                  Money Market          Money Market
                                                      Fund                  Fund
----------------------------------------------------------------------------------------------------
                                               01/01/97     01/01/96     01/01/97    05/01/96 (1)
                                              to 12/31/97  to 12/31/96  to 12/31/97  to 12/31/96
----------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income                      $  13,357     $  16,365   $    11,261  $     5,219
   Net Realized Gain (Loss) on Investments            1           (35)          (37)          14
----------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting
   From Operations                               13,358        16,330        11,224        5,233
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
     Institutional Class A Shares               (13,235)      (16,188)      (11,249)      (5,219)
     Retail Class B Shares                         (119)         (176)           --           --
   Capital Gains:
     Institutional Class A Shares                    (4)           --           (14)          --
     Retail Class B Shares                           --            --            --           --
----------------------------------------------------------------------------------------------------
         Total Distributions                    (13,358)      (16,364)      (11,263)      (5,219)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   ALL AT $1.00 PER SHARE
   Institutional Class A Shares:
     Proceeds from Shares Issued                625,934       541,728     1,511,022    1,011,211
     Proceeds in connection with transfer
       from Retail Class B                        4,014            --            --           --
     Reinvestments of Cash Distributions             83            13            --           --
     Cost of Shares Redeemed                   (657,484)     (572,703)   (1,417,265)    (831,024)
----------------------------------------------------------------------------------------------------
         Total Institutional Capital
            Share Transactions                  (27,453)      (30,962)       93,757      180,187
----------------------------------------------------------------------------------------------------
   Retail Class B Shares: (2)
     Proceeds from Shares Issued                  1,172         4,790            --           --
     Reinvestments of Cash Distributions            119           148            --           --
     Cost of Shares Redeemed                     (1,796)       (4,077)           --           --
     Cost of shares in connection with
       transfer to Institutional Class A         (4,014)           --            --           --
----------------------------------------------------------------------------------------------------
         Total Retail Capital Share
            Transactions                         (4,519)          861            --           --
----------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   From Capital Share Transactions              (31,972)      (30,101)       93,757      180,187
----------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets      (31,972)      (30,135)       93,718      180,201
----------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                          278,643       308,778       180,201           --
----------------------------------------------------------------------------------------------------
   End of Period                              $ 246,671     $ 278,643    $  273,919   $  180,201
====================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

(1) COMMENCED OPERATIONS ON MAY 1, 1996.
(2) FOR THE PERIOD JANUARY 1, 1997 TO JULY 20, 1997.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

BISHOP STREET FUNDS                                                                               ANNUAL REPORT -- DECEMBER 31, 1997


Financial Highlights
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED DECEMBER 31,


                              INVESTMENT ACTIVITIES           DISTRIBUTION FROM
                                                   NET                                                               RATIO OF
                          NET                    REALIZED                              NET                   NET     EXPENSES
                         ASSET                     AND                                ASSET                 ASSETS,     TO
                         VALUE,        NET      UNREALIZED        NET                 VALUE,                END OF    AVERAGE
                        BEGINNING  INVESTMENT  GAIN (LOSS) ON  INVESTMENT   CAPITAL   END OF     TOTAL      PERIOD      NET
                        OF PERIOD    INCOME     INVESTMENTS      INCOME      GAINS    PERIOD     RETURN      (000)     ASSETS
                        ---------- ----------  --------------  ----------   -------   ------     ------    ---------  --------
-----------
EQUITY FUND
-----------
INSTITUTIONAL CLASS A
1997(1):                $10.00       $0.08        $ 2.06        $(0.08)       --      $12.06     21.52%+   $  69,967    0.99%*
---------------------
HIGH GRADEINCOME FUND
---------------------
INSTITUTIONAL CLASS A
1997(1):                $10.00       $0.51        $ 0.26        $(0.51)     $(0.03)   $10.23      7.94%+   $  26,242    0.80%*
--------------------------
HAWAII MUNICIPAL BOND FUND
--------------------------
INSTITUTIONAL CLASS A
1997:                   $10.34       $0.53        $ 0.33        $(0.53)       --      $10.67      8.52%    $  29,005    0.34%
1996:                   $10.47       $0.55        $(0.12)       $(0.55)     $(0.01)   $10.34      4.21%    $  15,408    0.21%
1995(2):                $10.00       $0.45        $ 0.47        $(0.45)       --      $10.47     10.91%++  $   9,411    0.27%*

RETAIL CLASS B
1997(7):                $10.35       $0.29        $ 0.19        $(0.29)       --      $10.54      4.77%+   $      --    0.26%*
1996(8):                $10.47       $0.55        $(0.11)       $(0.55)     $(0.01)   $10.35      4.31%    $  8,841     0.21%
1995(3)(8):             $10.00       $0.45        $ 0.47        $(0.45)       --      $10.47     10.85%++  $  6,702     0.33%*
-----------------
MONEY MARKET FUND
-----------------
INSTITUTIONAL CLASS A
1997:                   $ 1.00       $0.05         --           $(0.05)       --      $ 1.00      5.29%    $246,671     0.51%
1996:                   $ 1.00       $0.05         --           $(0.05)       --      $ 1.00      5.12%    $274,125     0.49%
1995(4):                $ 1.00       $0.05         --           $(0.05)       --      $ 1.00      5.67%++  $305,120     0.50%*

RETAIL CLASS B
1997(7):                $ 1.00       $0.03         --           $(0.03)       --      $ 1.00      2.80%+   $     --     0.59%*
1996:                   $ 1.00       $0.05         --           $(0.05)       --      $ 1.00      5.02%    $  4,518     0.59%
1995(5):                $ 1.00       $0.05         --           $(0.05)       --      $ 1.00      5.55%++  $  3,658     0.60%*
--------------------------
TREASURY MONEY MARKET FUND
--------------------------
INSTITUTIONAL CLASS A
1997:                   $ 1.00       $0.05         --           $(0.05)       --      $ 1.00      5.22%    $273,919     0.43%
1996(6):                $ 1.00       $0.03         --           $(0.03)       --      $ 1.00      5.08%++  $180,201     0.42%*



                                                        RATIO OF
                                                      NET INVESTMENT
                           EXPENSES TO    RATIO OF      INCOME TO
                             AVERAGE        NET          AVERAGE
                           NET ASSETS    INVESTMENT    NET ASSETS
                          EXCLUDING FEE   INCOME TO   EXCLUDING FEE   PORTFOLIO   AVERAGE
                           WAIVERS AND     AVERAGE     WAIVERS AND    TURNOVER   COMMISSION
                          REIMBURSEMENTS  NET ASSETS  REIMBURSEMENTS    RATE      RATE (9)
                          --------------  ----------  --------------  --------  ----------
-----------
EQUITY FUND
-----------
INSTITUTIONAL CLASS A
1997(1):                      1.39%*        0.83%*        0.43%*         30%      $0.0622
---------------------
HIGH GRADEINCOME FUND
---------------------
INSTITUTIONAL CLASS A
1997(1):                      1.30%*        5.58%*        5.08%*         32%        n/a
--------------------------
HAWAII MUNICIPAL BOND FUND
--------------------------
INSTITUTIONAL CLASS A
1997:                         0.99%         5.05%         4.40%          29%        n/a
1996:                         0.85%         5.33%         4.68%          27%        n/a
1995(2):                      1.10%*        5.24%*        4.40%*         68%        n/a

RETAIL CLASS B
1997(7):                      0.86%*        5.15%*        4.55%*         29%        n/a
1996(8):                      1.05%         5.33%         4.48%          27%        n/a
1995(3)(8):                   1.45%*        5.14%*        4.02%*         68%        n/a
-----------------
MONEY MARKET FUND
-----------------
INSTITUTIONAL CLASS A
1997:                         0.85%         5.18%         4.84%          --         n/a
1996:                         0.60%         5.01%         4.90%          --         n/a
1995(4):                      0.66%*        5.50%*        5.34%*         --         n/a

RETAIL CLASS B
1997(7):                      0.88%*        5.09%*        4.80%*         --         n/a
1996:                         0.76%         4.91%         4.74%          --         n/a
1995(5):                      0.76%*        5.26%*        5.10%*         --         n/a
--------------------------
TREASURY MONEY MARKET FUND
--------------------------
INSTITUTIONAL CLASS A
1997:                         0.86%         5.11%         4.68%          --         n/a
1996(6):                      0.65%*        4.96%*        4.74%*         --         n/a


  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
 ++ TOTAL RETURN HAS BEEN ANNUALIZED.
  * ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) COMMENCED OPERATIONS ON JANUARY 31, 1997.
(2) COMMENCED OPERATIONS ON FEBRUARY 15, 1995.
(3) COMMENCED OPERATIONS ON FEBRUARY 16, 1995.
(4) COMMENCED OPERATIONS ON JANUARY 30, 1995.
(5) COMMENCED OPERATIONS ON FEBRUARY 17, 1995.
(6) COMMENCED OPERATIONS ON MAY 1, 1996.
(7) CLOSED OPERATIONS ON JULY 20, 1997.
(8) TOTAL RETURN DOES NOT REFLECT APPLICABLE SALES CHARGE FOR THE HAWAII MUNICIPAL BOND FUND.
(9) AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                          38 & 39

BISHOP STREET FUNDS
Notes to Financial Statements

1. ORGANIZATION
   The Bishop Street Funds (the "Trust") are registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Bishop Street Funds consists of a series of five funds (the "Funds") which includes the Equity Fund, High Grade Income Fund, Hawaii Municipal Bond Fund, Money Market Fund and the Treasury Money Market Fund. Effective July 20, 1997 the Retail Class B for the Hawaii Municipal Bond Fund and Money Market Fund was closed. All Retail Class B shareholders were exchanged into the Institutional Class for the equivalent number of shares of that class. The Bishop Street Funds Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Trust.
SECURITY VALUATION
   Bishop Street Fund investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day, other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity which are actively traded are valued by an independent pricing service at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general Trustee supervision.
   Investment securities held by the Money Market and Treasury Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding periods. Interest income is recorded on the accrual basis.

DISCOUNTS AND PREMIUMS
   Discounts and premiums are accreted or amortized over the life of each security and are recorded as interest income for each of the Funds using a method which approximates the effective interest method.

                                              ANNUAL REPORT -- DECEMBER 31, 1997
REPURCHASE AGREEMENTS
   Securities pledged as collateral for Repurchase Agreements are held by the custodian bank until the respective agreements mature. Provisions of repurchase agreements and procedures adopted by the Adviser ensure that the market value of the collateral is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

CLASSES
   Class specific expenses are borne by that class. Income, nonclass specific expenses and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

EXPENSES
   Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets.

DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from net investment income are declared daily and paid on a monthly basis for the High Grade Income Fund, Hawaii Municipal Bond Fund, the Money Market Fund and the Treasury Money Market Fund. The Equity Fund declares and pays such dividends on a quarterly basis. Any net realized capital gains will be distributed at least annually for all Funds.

FEDERAL INCOME TAXES
   It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. These differences relate primarily to paydowns on asset-backed securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Funds.

ORGANIZATION COSTS
   Organization costs have been capitalized by the Funds and are being amortized over sixty months commencing with operations. In the event any of the initial shares are redeemed by any holder thereof during the period that the fund is amortizing its organization costs, the redemption proceeds payable to the holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organization costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

BISHOP STREET FUNDS

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
   The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AGREEMENT
   Investment advisory services are provided to the Funds by First Hawaiian Bank (the "Adviser"). The Adviser is entitled to receive an annual fee of 0.74% of the average daily net assets of the Equity Fund, 0.55% of the average daily net assets of the High Grade Income Fund, 0.35% of the average daily net assets of the Hawaii Municipal Bond Fund, and .30% of the Money Market and Treasury Money Market Funds. The Adviser may from time to time waive a portion of its fee in order to limit the operating expenses of a Fund.
   Wellington Management Company (The "Sub-Adviser") serves as the investment sub-adviser for the Money Market Fund and the Treasury Money Market Fund pursuant to a sub-adviser agreement. The Sub-Adviser is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.075% of the average daily net assets of the Fund up to $500 million and 0.020% of the average daily net assets of the Fund in excess of $500 million.

4. ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES
   Pursuant to an administration agreement dated January 27, 1995, (the "Agreement") SEI Fund Resources ("SEI"), a wholly owned subsidiary of SEI Investments, acts as the Trust's Administrator. Under the terms of the Agreement, SEI is entitled to receive an annual fee of 0.20% of the average daily net assets of each Fund. SEI has voluntarily agreed to waive a portion of its fee in order to limit operating expenses.
   Pursuant to an agreement dated January 30, 1995, DST Systems, Inc. ("DST") acts as the Transfer Agent of the Trust. As such, DST provides transfer agency, dividend disbursing and shareholder services to the Trust.
   SEI Investments Distribution Co. ("SEI Investments"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Distributor pursuant to a distribution agreement dated January 27, 1995. The Retail Class B shares of the Trust have a Rule 12b-1 Distribution Plan under which such shares of the Funds bear distribution expenses and related service fees at the annual rate of 0.10% and 0.25% of their average daily net assets for the Money Market Fund and Hawaii Municipal Bond Fund, respectively. SEI Investments has voluntarily agreed to waive the distribution charge for the Hawaii Municipal Bond Fund in order to limit operating expenses for the Retail Class B shares. Effective May 15, 1997, the Board of Trustees terminated the Distribution Plan for Retail Class B shares that had previously been approved pursuant to Rule 12b-1.

                                               ANNUAL REPORT --DECEMBER 31, 1997

   The Trust has adopted and entered into a shareholder service plan and agreement with SEI Investments. Each Fund pays to SEI Investments a shareholder servicing fee at an annual rate of 0.25% of the average daily net asset value of all shares of each Fund, which is computed daily and paid monthly. SEI Investments has voluntarily agreed to waive a portion of its fee in order to limit operating expenses.
   Certain officers of the Trust are also officers of the Administrator. Such officers are paid no fees by the Trust.

5. INVESTMENT TRANSACTIONS
      The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments for the year ended December 31, 1997 are presented below for the Funds.

      FUND INVESTMENT TRANSACTIONS (000)



                               EQUITY        HIGH GRADE       HAWAII MUNICIPAL
                                FUND         INCOME FUND         BOND FUND
                              --------      --------------   ------------------
Purchases
  U.S. Government Securities  $    --         $21,604            $    --
  Other                        73,561          10,604             11,369

Sales
  U.S. Government Securities  $    --         $ 3,707            $    --
  Other                        17,861           3,596              7,415


      At December 31, 1997 the following Funds have capital loss carryforwards for federal income tax purposes. For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.



                                                                 EXPIRATION
                                      AMOUNT (000)                  DATE
                                     --------------             ------------
Equity                                   $177                       2005
Hawaii Municipal Bond                      61                       2004
Money Market                               34                    2004-2005
Treasury Money Market                      37                       2005

BISHOP STREET FUNDS

      At December 31, 1997 the total cost of securities and the net realized gains and losses on securities sold for federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate unrealized appreciation (depreciation) on securities at December 31, 1997 for the Funds is as follows (000):

                                 EQUITY        HIGH GRADE      HAWAII MUNICIPAL
                                  FUND         INCOME FUND        BOND FUND
                                --------      -------------   ------------------
Gross Unrealized Appreciation   $12,856          $ 542             $1,303

Gross Unrealized Depreciation      (914)            (2)                (8)
                                --------      -------------   ------------------
Net Unrealized Appreciation     $11,942           $540             $1,295
                                ========      =============   ==================

6. CONCENTRATION OF CREDIT RISK (Unaudited)
      The Hawaii Municipal Bond Fund invests primarily in debt instruments in the state of Hawaii. The issuers' ability to meet their obligations may be affected by economic developments in that state. At December 31, 1997, the percentage of the Fund investments by each revenue source was as follows:

                                                         HAWAII MUNICIPAL
                                                             BOND FUND
                                                       --------------------
                 Cash Equivalents                               3%
                 Education Bonds                                3%
                 General Obligation Bonds                      30%
                 Hospital Bonds                                16%
                 Housing Bonds                                 13%
                 Transportation Bonds                          20%
                 Utility Bonds                                 14%
                 Other Revenue Bonds                            1%
                                                       --------------------
                                                              100%
                                                       ====================
      The ratings of long-term debt holdings as a percentage of total value of investments at December 31, 1997 are as follows:

                 STANDARD &                              HAWAII MUNICIPAL
                 POOR'S RATING                               BOND FUND
                 -------------                           ----------------
                 AAA                                           64%
                 AA                                            24%
                 A                                              5%
                 A-                                             1%
                 Not Rated                                      6%
                                                         ----------------
                                                              100%
                                                         ================

                                             ANNUAL REPORT -- DECEMBER 31, 1997
Report of Independent Accountants

To the Shareholders and Board of Trustees of the Bishop Street Funds:

We have audited the accompanying statements of net assets of the Bishop Street Funds (comprising, respectively, the Equity, High Grade Income, Hawaii Municipal Bond, Money Market and Treasury Money Market Funds) as of December 31, 1997, the related statements of operations for the year then ended, or the period from January 31, 1997 (commencement of operations) to December 31, 1997 for the Equity and High Grade Income Funds, the statements of changes in net assets for each of the two years (or periods) in the period then ended, or the period January 31, 1997 (commencement of operations) to December 31, 1997 for the Equity and High Grade Income Funds, and the financial highlights for each of periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bishop Street Funds (comprising, respectively, the Equity, High Grade Income, Hawaii Municipal Bond, Money Market and Treasury Money Market Funds) as of December 31, 1997, and the results of their operations for the year then ended, or the period from January 31, 1997 (commencement of operations) to December 31, 1997 for the Equity and High Grade Income Funds, changes in their net assets for each of the two years (or periods) in the period then ended, or the period January 31, 1997 (commencement of operations) to December 31, 1997 for the Equity and High Grade Income Funds, and their financial highlights for each of the periods presented in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 13, 1998

BISHOP STREET FUNDS

NOTICE TO SHAREHOLDERS OF BISHOP STREET FUNDS (UNAUDITED)

     For shareholders that do not have a December 31, 1997 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 1997 tax year end, please consult your tax advisor as to the pertinence of this notice.
     For the fiscal year ended December 31, 1997, each Fund has designated the following items with regard to distributions paid during the year :

                                  (A)               (B)               (C)
                               LONG TERM         ORDINARY            (A+B)
                             CAPITAL GAINS        INCOME             TOTAL
                             DISTRIBUTIONS     DISTRIBUTIONS     DISTRIBUTIONS
FUND                          (TAX BASIS)       (TAX BASIS)       (TAX BASIS)
------                       -------------     -------------     -------------
Equity                             0%              100%              100%
High Grade Income                  0%              100%              100%
Hawaii Municipal Bond              0%              100%              100%
Money Market                       0%              100%              100%
Treasury Money Market              0%              100%              100%

                                  (C)               (D)
                              QUALIFYING        TAX EXEMPT
FUND                         DIVIDENDS(1)        INTEREST
------                       -------------     -------------
Equity                           100%                0%
High Grade Income                  0%                0%
Hawaii Municipal Bond              0%              100%
Money Market                       0%                0%
Treasury Money Market              0%                0%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.
  * ITEMS (A) AND (B) ARE BASED ON THE PERCENTAGE OF EACH FUND'S
    TOTAL DISTRIBUTION.
 ** ITEMS (D) AND (E) ARE BASED ON A PERCENTAGE OF ORDINARY INCOME
    DISTRIBUTIONS OF EACH FUND.

                                      NOTES

                                      NOTES

[Logo Omitted[

INVESTMENT ADVISER
FIRST HAWAIIAN BANK
HONOLULU, HI 96813

ADMINISTRATOR
SEI FUND RESOURCES
WAYNE, PA 19087

DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
OAKS, PA 19456

TRANSFER AGENT
DSTSYSTEMS INC.
KANSAS CITY, MO 64141

CUSTODIAN
CHASE MANHATTAN BANK
NY, NY 10041

LEGAL COUNSEL
MORGAN,LEWIS & BOCKIUS LLP
PHILADELPHIA, PA 19103

AUDITORS
COOPERS & LYBRAND LLP
PHILADELPHIA, PA 19103

                           FOR MORE INFORMATION ABOUT
                              BISHOP STREET FUNDS,
                               CALL 1-800-262-9565
                          OR YOUR INVESTMENT SPECIALIST

                                 [Logo Omitted[

                               THANK YOU FOR YOUR
                                 INVESTMENT IN
                              BISHOP STREET FUNDS.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF BISHOP STREET FUNDS' SHAREHOLDERS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

SHARES OF BISHOP STREET FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY FIRST HAWAIIAN BANK OR ANY OF ITS SUBSIDIARIES. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF MUTUAL FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SEI INVESTMENTS DISTRIBUTION CO. SERVES AS DISTRIBUTOR FOR BISHOP STREET FUNDS AND IS NOT AFFILIATED WITH FIRST HAWAIIAN BANK.

BSF-F-006-03